                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and servicing Agreement, dated as of June 1, 2006, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2006-NC2 Asset-Backed
Pass-Through Certificates)

                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
                   ------------------------------------------
                  on behalf of Carrington Mortgage Loan Trust,
                  --------------------------------------------
             Series 2006-NC2 Asset-Backed Pass-Through Certificates
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                333-130210-03                            20-2698835
--------------------------------------    --------------------------------------    ---------------------------------

   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                 Seven Greenwich Office Park
                   599 West Putnam Avenue
                   Greenwich, Connecticut                                                 06830
--------------------------------------------------------------       ------------------------------------------------
           (Address of principal executive office)                                     (Zip Code)

                                                       (203) 661-6186
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                                    (Registrant's telephone number, including area code )

                                                              N/A
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                                   (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.        OTHER EVENTS.

         On June 21, 2006, the Registrant, as depositor for the Carrington
Mortgage Loan Trust, Series 2006-NC2 (the "Trust"), will cause the issuance and sale of the Carrington Mortgage Loan Trust, Series 2006-NC2 Asset-Backed
Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
M-8, Class M-9, Class M-10, Class CE, Class P, Class R-I and Class R-II
Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2006, among the Registrant, New Century Mortgage
Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

         Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP to the incorporation by reference of such opinions as exhibits to the Registration
Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits: The following are filed as Exhibits to this
Report:

Exhibit
Number
------

5.1      Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1      Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1     Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                      By: /s/ Bruce M. Rose
                                         ---------------------------
                                      Name: Bruce M. Rose
                                      Title:   President

Dated:  June 19, 2006

                                  Exhibit Index
                                  -------------

EXHIBIT 5.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

EXHIBIT 8.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit
5.1).

EXHIBIT 23.2

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit
8.1).